Exhibit 23.1


                            [Letterhead of KPMG LLP]


The Board of Directors
ImClone Systems Incorporated

We consent to the use of our report incorporated herein by reference.


                                                        /s/ KPMG LLP

Princeton, New Jersey
February 11, 2000